AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 18, 2005
================================================================================
                                                     Registration No. 333-______
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                          -----------------------------
                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                          -----------------------------
                                   SERONO S.A.
             (Exact name of registrant as specified in its charter)

                SWITZERLAND                            NOT APPLICABLE
                -----------                            --------------
       (State or Other Jurisdiction of               (I.R.S. Employer
        Incorporation or Organization)              Identification No.)
                            15 BIS, CHEMIN DES MINES
                                 CASE POSTALE 54
                                CH-1211 GENEVA 20
                                   SWITZERLAND
                    (Address of Principal Executive Offices)

                          EMPLOYEE SHARE PURCHASE PLAN
                          DIRECTORS SHARE PURCHASE PLAN
                                SHARE MATCH PLAN
                                STOCK OPTION PLAN
                           DIRECTORS STOCK OPTION PLAN
                           (Full Titles of the Plans)

                          -----------------------------
                                FEREYDOUN FIROUZ
                                    PRESIDENT
                                  SERONO, INC.
                              ONE TECHNOLOGY PLACE
                         ROCKLAND, MASSACHUSETTS  02370
                     (Name and Address of Agent for Service)

                                  781-982-9000
                                  ------------
          (Telephone Number, Including Area Code, of Agent for Service)

                                   Copies to:

          Nathalie Joannes, Esq.               Thomas J. Plotz, Esq.
             General Counsel                      Shaw Pittman LLP
          Serono International S.A.             2300 N Street, N.W.
          15 bis, Chemin des Mines             Washington, D.C. 20037
              Case Postale 54                       202-663-8000
            CH-1211 Geneva 20
              Switzerland
            +41.22.739.3000

                                               CALCULATION OF REGISTRATION FEE

-----------------------------------------------------------------------------------------------------------------------------
                                                                                        Proposed Maximum
Title Of Securities To Be Registered    Amount To Be         Proposed Maximum          Aggregate Offering       Amount Of
                  (1)                  Registered (2)  Offering Price Per Share (3)        Price (3)        Registration Fee
-------------------------------------  --------------  -----------------------------  --------------------  -----------------
Bearer Shares, CHF 25 par value
per share                                 346,557                $735.69                 $254,958,519.33        $30,008.62
-----------------------------------------------------------------------------------------------------------------------------

(1) All of the bearer shares to be offered and sold by the Registrant pursuant to this Registration Statement may be offered in the form of American depositary shares, each of which represents one-fortieth of a bearer share. Separate Registration Statements on Form F-6 (Registration Nos. 333-12194 and 333-100779) have been filed with the Securities and Exchange Commission to register the American depositary shares evidenced by American depositary receipts issuable upon deposit of the bearer shares.
(2) This Registration Statement shall also cover any additional bearer shares which become issuable under the Plans by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the receipt of consideration which results in an increase in the number of the Registrant's outstanding bearer shares.
(3) Estimated solely for the purpose of computing the registration fee. Pursuant to Rule 457(h), the calculation of the registration fee is based on the average of the high and low sale prices for the bearer shares on the virt-X on March 18, 2005, in each case converted into U.S. dollars at the noon buying rate for foreign currencies in U.S. dollars as certified by the Federal Reserve Bank of New York for customs purposes on March 18, 2005 of CHF 1.1649 = U.S.$1.00.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS


ITEM 1.   PLAN INFORMATION.*

ITEM 2.   REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.*




________________________

* Information required in Part I of Form S-8 to be contained in a prospectus meeting the requirements of Section 10(a) of the Securities Act of 1933, as amended (the "Securities Act"), is omitted from this Registration Statement in accordance with Rule 428 under the Securities Act and the Note to Part I of Form S-8.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents filed by Serono S.A. (the "Registrant") with the Securities and Exchange Commission (the "Commission") are incorporated herein by this reference and made a part hereof:

     (a) The Registrant's latest annual report filed with the Commission on Form 20-F on March 16, 2005.

     (b) The description of the Registrant's Bearer Shares and American Depositary Shares contained in the Registrant's Registration Statement on Form 8-A filed with the Commission on July 3, 2000 to register the Bearer Shares and American Depositary Shares of the Registrant under
          Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including any amendment or report filed for the purposes of updating such description (Commission File No. 1-15096).

     In addition, all documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date hereof, and prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered have been sold or which de-registers all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents.

ITEM 4.  DESCRIPTION OF SECURITIES.

     Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

     Francois Naef, Senior Executive Vice-President, Human Resources, Legal and Corporate Communication and Company Secretary of the Registrant, has rendered the opinion, filed herewith as Exhibit 5.1, as to the legality of the securities being registered hereby. Mr. Naef owns 146 bearer shares and has options to purchase 6,380 bearer shares.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The laws of Switzerland make no provision for indemnification of directors and officers. The Registrant's Articles of Association do not provide for the indemnification of any controlling person, director or officer. The Registrant has entered into contracts with each of its directors indemnifying them against liabilities to third parties incurred in connection with the performance of their duties as directors. The Registrant maintains liability insurance for members of its board of directors and its executive officers, including insurance against liabilities under the Securities Act of 1933, as amended.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

     Not applicable.

ITEM 8.  EXHIBITS.

         Exhibit
         Number   Description of Exhibit
         -------  ----------------------
         4.1      Articles of Association of the Registrant, dated March 9, 2005 (incorporated by reference to Exhibit 1.1 to the Registrant's Annual Report on Form 20-F (File No. 1-15096), as
                  filed with the Commission on March 16, 2005).

         4.2      Form of Certificate for One Bearer Share (incorporated by reference to Exhibit 4.2 to the
                  Registrant's Registration Statement on Form F-1 (File No. 333-12192)).


                                        3

         4.3      Form of Certificate for Ten Bearer Shares (incorporated by reference to Exhibit 4.3 to the Registrant's Registration Statement on Form F-1 (File No. 333-12192)).

         4.4      Form of Certificate for One Hundred Bearer Shares (incorporated by reference to Exhibit
                  4.4 to the Registrant's Registration Statement on Form F-1 (File No. 333-12192)).

         4.5      Form of Certificate for One Thousand Bearer Shares (incorporated by reference to
                  Exhibit 4.5 to the Registrant's Registration Statement on Form F-1 (File No. 333-
                  12192)).

         4.6      Deposit Agreement, dated July 26, 2000, among the Registrant, The Bank of New York, as Depositary, and all Owners and Beneficial Owners from time to time of ADRs issued thereunder, including the form of ADRs (incorporated by reference to Exhibit 4.6 to the
                  Registrant's Registration Statement on Form S-8 (File No. 333-12480), as filed with the
                  Commission on September 6, 2000).

         4.7      Form of American Depositary Receipt (included in Exhibit 4.6).

         5.1      Opinion of Francois Naef, Senior Executive Vice-President, Human Resources, Legal
                  and Corporate Communication and Company Secretary of the Registrant, as to the
                  legality of the securities being registered (filed herewith).

         23.1     Consent of Francois Naef, Senior Executive Vice-President, Human Resources, Legal
                  and Corporate Communication and Company Secretary of the Registrant (filed herewith as part of Exhibit 5.1).

         23.2     Consent of PricewaterhouseCoopers S.A., Geneva, Switzerland (filed herewith).

         24.1     Powers of Attorney (filed herewith).

ITEM 9.  UNDERTAKINGS.

     (a)  The undersigned registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

               (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

               (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

              (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to
          Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Geneva, Switzerland, on March 18, 2005.

                                 SERONO S.A.
                                 a Swiss corporation
                                 (Registrant)



                                 By:  /s/ ERNESTO BERTARELLI
                                      ----------------------
                                 Name:  Ernesto Bertarelli
                                 Title:  Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on March 18, 2005.


     Signature                         Title

     /s/ ERNESTO BERTARELLI            Chief Executive Officer and a Director
-----------------------------------    (Principal Executive Officer)
Ernesto Bertarelli


     /s/ STUART GRANT                  Chief Financial Officer
-----------------------------------    (Principal Financial and Accounting Officer)
Stuart Grant


     /s/ GEORGES MULLER*               Chairman of the Board
-----------------------------------
Georges Muller


     /s/ PIERRE DOUAZE*                Director
-----------------------------------
Pierre Douaze


     /s/ L. PATRICK GAGE*              Director
-----------------------------------
L. Patrick Gage


     /s/ BERNARD MACH*                 Director
-----------------------------------
Bernard Mach


     /s/ SERGIO MARCHIONNE*            Director
-----------------------------------
Sergio Marchionne


     /s/ JACQUES THEURILLAT*           Director
-----------------------------------
Jacques Theurillat


     /s/ HANS THIERSTEIN*              Director
-----------------------------------
Hans Thierstein


Serono, Inc.                           Authorized Representative in the United
                                       States


     By:   /s/ FEREYDOUN FIROUZ        Authorized Signatory
        ---------------------------
        Fereydoun Firouz



*By:   /s/ FRANCOIS NAEF               Attorney-in-fact
    -------------------------------
    Francois Naef

                                           EXHIBIT INDEX

Exhibit
Number   Description of Exhibit
-------  ----------------------

4.1      Articles of Association of the Registrant, dated March 9, 2005 (incorporated by reference to Exhibit 1.1 to the Registrant's Annual Report on Form 20-F (File No. 1-15096), as
         filed with the Commission on March 16, 2005).

4.2      Form of Certificate for One Bearer Share (incorporated by reference to Exhibit 4.2 to the
         Registrant's Registration Statement on Form F-1 (File No. 333-12192)).

4.3      Form of Certificate for Ten Bearer Shares (incorporated by reference to Exhibit 4.3 to the
         Registrant's Registration Statement on Form F-1 (File No. 333-12192)).

4.4      Form of Certificate for One Hundred Bearer Shares (incorporated by reference to Exhibit
         4.4 to the Registrant's Registration Statement on Form F-1 (File No. 333-12192)).

4.5      Form of Certificate for One Thousand Bearer Shares (incorporated by reference to
         Exhibit 4.5 to the Registrant's Registration Statement on Form F-1 (File No. 333-
         12192)).

4.6      Deposit Agreement, dated July 26, 2000, among the Registrant, The Bank of New York, as Depositary, and all Owners and Beneficial Owners from time to time of ADRs issued thereunder, including the form of ADRs (incorporated by reference to Exhibit 4.6 to the
         Registrant's Registration Statement on Form S-8 (File No. 333-12480), as filed with the
         Commission on September 6, 2000).

4.7      Form of American Depositary Receipt (included in Exhibit 4.6).

5.1      Opinion of Francois Naef, Senior Executive Vice-President, Human Resources, Legal
         and Corporate Communication and Company Secretary of the Registrant, as to the
         legality of the securities being registered (filed herewith).

23.1     Consent of Francois Naef, Senior Executive Vice-President, Human Resources, Legal
         and Corporate Communication and Company Secretary of the Registrant (filed herewith as part of Exhibit 5.1).

23.2     Consent of PricewaterhouseCoopers S.A., Geneva, Switzerland (filed herewith).

24.1     Powers of Attorney (filed herewith).